Dianhydrogalactitol (VAL-083) overcomes chemoresistance in pediatric malignant brain tumors and displays synergy with topoisomerase inhibitors

Beibei Zhai[1,2], Anne Steino[3], Jeffrey Bacha[3], Dennis M. Brown[3], Jie Zhang[5], Theodore Nicolaides[5], Mads Daugaard[1,2]

[1]Vancouver Prostate Centre, Vancouver, BC, Canada; [2]Department of Urologic Sciences, University of British Columbia, Vancouver, Canada; [3,4]DelMar Pharmaceuticals, Inc., Vancouver, BC and Menlo Park, CA; [5]Department of Pediatrics, University of California San Francisco, US

ABSTRACT #5248

More children die from brain cancer than from any other disease. Medulloblastoma (MB) and pediatric high-grade gliomas (pHGG) are the most common malignant brain cancers in children. Children with pHGG have few therapeutic options and 5-year survival is less than 20%. Treatment includes surgery, radiotherapy and various chemotherapeutic combinations often including topoisomerase inhibitors and/or temozolomide (TMZ). The expression of the DNA repair protein O6-methylguanine-DNA methyltransferase (MGMT) is strongly correlated with TMZ-resistance and is highly expressed in many pHGG, and deficient DNA mismatch repair (MMR) (25% of pHGG) confers a secondary mechanism of TMZ-resistance.

VAL-083 is a novel bi-functional DNA targeting agent that readily ***crosses the blood-brain barrier and accumulates in brain tumor tissue***. In prior NCI-sponsored clinical trials, ***VAL-083 was well-tolerated*** and demonstrated activity against pediatric brain tumors, including pHGG and MB. VAL-083 overcomes MGMT-related resistance mechanisms and is equally active against HGG cancer stem cells and non-stem cells, *in vitro*. Here, we show that VAL-083 overcomes resistance to TMZ and is active against HGG and MB cell lines, independent of their MGMT, MMR and p53 status *in vitro*. We further show that VAL-083 displays synergy with topoisomerase I and II inhibitors *in vitro*.

BACKGROUND

VAL-083 overcomes MGMT-mediated chemoresistance

VAL-083 is a novel bi-functional DNA targeting agent that rapidly induces interstrand cross-links at N7-guanine, leading to DNA double-strand breaks (DSBs) and ultimately cell death. The N7-targeting mechanism differs from TMZ and nitrosoureas, enabling VAL-083 to overcome MGMT-mediated chemoresistance.

Mechanism of VAL-083 via crosslinks at N7 of guanine


2 guanine bases on DNA
VAL-083
VAL-083 – interstrand crosslink (ICL)

Mechanism of temozolomide via alkylation at O6 of guanine


Temozolomide converts to active state (MTIC) at physiological pH
guanine base on DNA
Alkylation of O6 guanine

FIGURE 1. *The N7-targeting mechanism of action of VAL-083 differs from those of O6-alkylating agents like temozolomide and nitrosoureas.*

VAL-083 is a DNA-targeting agent with a unique mechanism of action

VAL-083 is a bifunctional DNA-targeting agent, with a mechanism of action that differs from other DNA-targeting agents.[1] VAL-083 rapidly introduces DNA interstrand crosslinks (ICLs) at the N^7-position of guanine leading to persistent DNA DSBs, S/G2 phase cell cycle arrest and activation of the homologous recombination (HR) repair pathway. The DNA DSBs and HR activation persists for 24-72h after VAL-083 pulse treatment, ultimately ***leading to cell death through two parallel pathways: p53-dependent*** and ***p53-independent*** (Figure 2).[2]



FIGURE 2. *Mechanisms of action of VAL-083 induced chemotherapeutic cytotoxicity. Apoptosis can be induced through either p53 dependent or p53 independent pathways. Red color signifies VAL-083-induced activation.*[1,2]

This distinct mechanism of action of VAL-083 suggests that VAL-083 may offer a treatment alternative against tumors with p53-, MMR-, or MGMT-mediated resistance to chemotherapeutic agents, including temozolomide and nitrosoureas.

VAL-083 ACTIVITY IS INDEPENDENT OF MGMT AND MMR DNA DAMAGE RESPONSE

The mechanism of action of VAL-083 differs from other alkylating agents and ***overcomes both MGMT- and MMR-related resistance to temozolomide, in vitro.***

VAL-083 cytotoxic activity overrides MGMT-mediated chemoresistance to TMZ and lomustine in pediatric (SF188) and adult (T98G) HGG and medulloblastoma (Med8a) cell lines, independent of p53-status (Figure 3).


SFF188
Med8a

FIGURE 3. SF188 and Med8a tumor cells were treated for 3 days followed by 3 days in drug-free media with VAL-083, temozolomide or lomustine. Viable cells were quantified using CellTiterGlo. N=6.

TABLE 1: *IC_{50} values of VAL-083, TMZ and lomustine in pHGG SF188, MB Med8a and adult HGG T98G tumor cells. N=3*

Cell line		SF-188	Med8a	T98G[3]
MGMT expression		High	Low	High
p53 status		Mutant	Wild type	Mutant
IC_{50}	VAL-083	0.4 µM	1.6 µM	1.8 µM
	TMZ	>>100 µM	15.2 µM	>>100 µM
	lomustine	5.5 µM	6.8 µM	n/a

VAL-083 cytotoxic activity is independent of the cancer cell mismatch repair (MMR) status, suggesting that VAL-083 can overcome this secondary TMZ-resistance mechanism (Figure 4).


LoVo-PS100092
LoVo-PS-MSH2
HCT116-PS100092
HCT116-PS-MLH1
Log (VAL-083 [M])

FIGURE 4. *Cytotoxicity of VAL-083 in isogenic human colorectal cancer cell lines using the crystal violet assay. MMR-proficient cell lines, HCT116-PS-MLH1 and LoVo-PS-MSH2, were established by lentiviral infection. HCT116-PS100092 is the MLH1-deficient cell line, HCT116-PS-MLH1 is the MLH1-proficient cell line; LoVo-PS100092 is the MSH2-deficient cell line, and LoVo-PS-MSH2 is the MSH2-proficient cell line. N=3.*

VAL-083 POTENTIATES RADIATION AND IS ACTIVE AGAINST GBM CANCER STEM CELLS

VAL-083 (5 µM) overcame TMZ-resistance in both HGG tumor cells and HGG tumor stem cells (CSCs) independent of MGMT (Figure 5). In addition, when CSC cultures were treated with low dose VAL-083 (1µM) with or without 2Gy radiation, VAL-083 acted as a radio-potentiater against CSC's in all cultures tested (Figure 5C)[9].


A
MGMT expressing GBM tumor cells
B
MGMT expressing GBM tumor stem cells
C
Proportion of viable cells

FIGURE 5. *Cell viability analysis at day 6 post treatment for the paired (A) non-CSC and (B,C) CSC MGMT-expressing 7996 cultures. MGMT expressing GBM tumor cells and GBM tumor stem cells were treated with TMZ (50 µM) or VAL-083 (1 or 5 µM) either with or without radiation (2Gy).*[9]

TABLE 2: *Historical data supporting radio-potentiating abilities of VAL-083. cReported median survival of VAL-083 in combination with radiotherapy, and the benefit versus radiotherapy alone is similar or superior to other alkylating agents.*

			Nitrosourea therapy		
XRT +	VAL-083 (Eagan 1979)[4]	TMZ (Stupp 2005)[5]	BCNU (Walker 1976)[6]	CCNU (Reagan 1976)[7]	ACNU (Takakura 1986)[8]
Median survival (months)	16.8	14.6	12.5	13.0	8.8
Benefit vs. XRT alone	*8.4*	*2.5*	*2.5*	*1.2*	*n/a*

VAL-083 DISPLAYS SYNERGY WITH TOPOISOMERASE INHIBITORS

The distinct mechanism of action of VAL-083 makes it a valuable partner for combination therapies with agents already used in the treatment of GBM and other CNS tumors.

- As VAL-083 induces cell cycle arrest initially in S- followed by G2/M-phase, we predicted synergy with agents that require cancer cells to be in S/G2-phase for maximum effect, including topoisomerase inhibitors. As expected, **VAL-083 demonstrated synergy with etoposide** *(TOP-2 inhibitor)* **and camptothecin** *(TOP-1 inhibitor)* (Table 3).

Chemotherapy	Temozolomide[12]	Nitrosoureas[11,12]	VAL-083[9,10,11]
Cytotoxic target	O6-Guanine	O6-Guanine	N7-Guanine
DNA damage	Base mismatch Single-strand break	Interstrand crosslinks (G-C) Double-strand break	Interstrand crosslinks (G-G) Double-strand break
Cell cycle arrest	G2/M	G2/M	Late S/G2
ATM-Chk2	activated	activated	activated
MGMT	dependent	dependent	independent
MMR	dependent	independent	independent
p53	dependent	dependent	independent

TABLE 3. *VAL-083 demonstrates synergy with etoposide (TOP2 inhibitor) and camptothecin (TOP1 inhibitor) in PC3 prostate and A549 NSCLC cancer cells. CI values for the cytotoxic effect (Fa). CI<1 shows synergy. N=4-5.*[8]

Cell line	Etoposide (topoisomerase II inhibitor) Cytotoxic effect (Fa)	Etoposide Combination index (CI)	Camptothecin (topoisomerase I inhibitor) Cytotoxic effect (Fa)	Camptothecin Combination index (CI)
PC3	ED50	0.58	ED75	0.68
	ED75	0.48	ED90	0.59
	ED90	0.42	ED95	0.54
A549	ED50	0.72	ED85	0.94
	ED75	0.88	ED90	0.87
	ED80	0.94	ED95	0.77

Molar ratios: VAL-083:etoposide 5:1 in PC3 and 5:1 in A549; VAL-083:camptothecin 250:1 in PC3 and 212:1 in A549

CONCLUSIONS

- **VAL-083 displays a distinct anti-cancer mechanism enabling it to overcome MGMT-mediated chemo-resistance to temozolomide and nitrosoureas**
- **VAL-083 is able to overcome MMR-mediated chemo-resistance, *in vitro***
- **Low-dose VAL-083 potentiates radiation therapy**
- **VAL-083 displays synergy with topoisomerase inhibitors, *in vitro***
- **VAL-083 is equally active against GBM cancer stem cells and non-cancer stem cells, *in vitro***

References:

1. **Zhai B, et al.** *Cancer Res: 77(13), abstract #2483 (2017)*
2. **Peng C, et al.** *Acta Pharmacol Sin: Apr;38(4):561-570 (2017)*
3. **Hu et al.** *Cancer Res: Volume 72, Issue 8, Supp 1 (2012)*
4. **Eagan et al. JAMA**: *241(19):2046-50 (1979)*
5. **Stupp et al.** *N Engl J Med 2005; 352(10):987-1003*
6. **Walker et al.** *Cancer Treat Rep 60:713-716 (1976)*
7. **Reagan et al.** *J. Neurosurg:44:186-190 (1976)*
8. **Takakura et al.** *J Neurosurg:64:53-7 (1986)*
9. **Fouse et al.** *Neuro Oncol:16 (suppl 5):v83 (2014)*
10. **Steino et al.** *AACR meeting 2017, Abstr. #1429*
11. **Institoris et al.** *Cancer Chemother Pharm:24(5):311-3 (1989)*
12. **Ramirez et al.** *Pharmaceuticals:6(12):1475-1506 (2013)*